Exhibit 32.1


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Dionics, Inc.
(the "Company") on Form 10-QSB for the period ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 12, 2003      By:    /s/ Bernard Kravitz
                                     Bernard Kravitz,
                                     President and Chief Executive
                                     Officer
                                     (Principal Executive Officer)


Dated: November 12, 2003      By:    /s/ Bernard Kravitz
                                     Bernard Kravitz,
                                     Principal Financial Officer